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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                           JULY 10, 2001 (JULY 2, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                    1-10308                06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


       9 WEST 57TH STREET
          NEW YORK, NY                                             10019
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)




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ITEM 5.  OTHER EVENTS

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On July 2, 2001, we announced that we entered into agreements with Trilegiant Corporation, a newly formed corporation to be headquartered in Norwalk, CT, to outsource and license our individual membership and loyalty business to Trilegiant. The former management of Cendant Membership Services, Inc. ("CMS") and Cendant Incentives, Inc. own 100% of the common stock and we own 20% of the equity through a convertible preferred stock investment in Trilegiant. All employees of CMS and Cendant Incentives will become employees of Trilegiant. Previously, we had planned to spin off our individual membership business.

         Pursuant to an outsourcing agreement with Trilegiant, dated July 2, 2001, we will retain the economic benefits from existing members of our individual membership business and Trilegiant will provide fulfillment services to these members for a servicing fee. Trilegiant will also have the right to use all assets necessary for the operation of our individual membership business and, beginning in the third quarter of 2002, we will receive a license fee of 5% of Trilegiant's revenues, increasing to 16% over ten years. The outsourcing agreement has a 40-year term.

         As a result of this transaction, the previously announced spin-off of the individual membership business to our stockholders will no longer occur.

         The description of the outsourcing agreement set forth herein is only a summary of certain of the provisions of such agreement and is qualified by reference to the text of such agreement, which is being filed as Exhibit 10.1 hereto and is incorporated by reference herein in its entirety.

         In addition, a copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference in its entirety.








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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CENDANT CORPORATION



                                             BY: /s/ Eric J. Bock
                                                -------------------------------
                                                     Eric J. Bock
                                                     Senior Vice President, Law
                                                     and Secretary


Date:  July 10, 2001



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED JULY 10, 2001 (JULY 2, 2001)


                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
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10.1              Outsourcing Agreement, dated July 2, 2001, by and among
                  Cendant Corporation, Cendant Membership Services Holdings
                  Subsidiary, Inc., Cendant Membership Services, Inc. and
                  Trilegiant Corporation

99.1 Press Release, dated July 2, 2001, Cendant to Outsource and License its Membership Business